TCG | BDC

CARLYLE GLOBAL CREDIT

Quarterly Earnings Presentation

Quarter Ended December 31, 2018

THE CARLYLE GROUP

GLOBAL ALTERNATIVE ASSET MANAGEMENT

Disclaimer and Forward-Looking Statement

This presentation (the "Presentation") has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, "we," "us," "our," "TCG BDC" or the "Company") (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on February 27, 2019 and the Company's Annual Report on Form 10-K for the year ended December 31, 2018. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company.

This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks.

This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "will," "should," "may," "plans," "continue," "believes," "seeks," "estimates," "would," "could," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in filings we make with the Securities and Exchange Commission (the "SEC"), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information.

The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation.

TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the "Investment Adviser"), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group L.P. (together with its affiliates, "Carlyle").

This Presentation contains information about the Company and certain of its affiliates and includes the Company's historical performance. You should not view information related to the past performance of the Company as indicative of the Company's future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity.

Summary of Quarterly Results

Quarter Ended December 31, 2018

- New investment fundings[1] for the quarter ended December 31, 2018 were $328 million and sales and repayments totaled $343 million
- The investment portfolio of our joint venture, Middle Market Credit Fund, LLC ("Credit Fund"), decreased to $1.17 billion at fair value as of December 31, 2018, as compared to $1.20 billion at fair value as of September 30, 2018. For the quarter ended December 31, 2018, Credit Fund's new investment fundings[1] were $123 million and sales and repayments totaled $122 million
- Credit Fund produced a 14.4% annualized dividend yield[2] to the Company for the quarter ended December 31, 2018
- Net investment income for the quarter ended December 31, 2018 was $0.47 per share, as compared to $0.41 per share for the quarter ended September 30, 2018[3]
- The Company paid a fourth quarter regular dividend of $0.37 per share and a special dividend of $0.20 per share, resulting in a LTM dividend yield of 9.83% based on ending net asset value
- The Company repurchased and extinguished 338,408 of the Company's common shares at an average cost of $14.36 per share, or $4.9 million, resulting in accretion to net assets of $0.02 per share
- Net asset value per share was $17.09 as of December 31, 2018, as compared to $17.66 per share as of September 30, 2018

(1) At par/principal and excluding net change in unfunded commitments. Origination activity and resulting capital deployment is dependent on the Investment Adviser's ability to identify investment opportunities. There can be no guarantee that appropriate opportunities will be identified and if they are, that the Company or Credit Fund, as the case may be, will be selected to originate any or all such opportunities. (2) The annualized Credit Fund yield is calculated by dividing the dividend income from Credit Fund by the weighted average of the Company's investment in the subordinated loans of Credit Fund over the quarter and annualizing over 4 periods. (3) Net investment income per share is based on the weighted average shares outstanding during the respective period. There can be no assurance that we will continue to earn income or pay dividends at this rate and our income and our dividends may decline.

Portfolio Highlights – New Originations – TCG BDC and Credit Fund

Combined Fair Value of Investments of TCG BDC and Credit Fund[2] at December 31, 2018 of $2,923 million[1]

(Dollar amounts in thousands and based on par/principal)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
TCG BDC Originations and Net Investment Activity					
Investment Fundings	281,725	120,946	283,685	231,337	328,112
Unfunded Commitments, Net Change	(13,449)	4,760	41,614	20,473	(28,104)
Sales and Repayments	(289,125)	(172,003)	(232,520)	(143,594)	(343,420)
Net Investment Activity	**(20,849)**	**(46,297)**	**92,779**	**108,216**	**(43,412)**

TCG BDC Total Investment Portfolio at Fair Value[3]	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
First Lien Debt	65.75%	64.92%	67.81%	69.46%	68.12%
First Lien, Last-out Unitranche Debt	12.08%	12.21%	12.09%	9.87%	10.29%
Second Lien Debt	12.51%	11.38%	8.27%	8.45%	9.07%
Equity Investments	0.89%	0.98%	1.15%	1.15%	1.25%
Investment Fund / Credit Fund	8.77%	10.51%	10.68%	11.07%	11.27%

Credit Fund[2] Originations and Net Investment Activity	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Investment Fundings	249,896	147,193	121,324	111,236	122,735
Unfunded Commitments, Net Change	7,114	19,138	32,354	(20,733)	(11,771)
Sales and Repayments	(84,373)	(43,975)	(72,366)	(49,417)	(122,197)
Net Investment Activity	**172,637**	**122,356**	**81,312**	**41,086**	**(11,233)**

Please refer to the Company's Form 10-K for the year ended on December 31, 2018 ("Form 10-K") for more information. No assurance is given that the Company will continue to achieve comparable results. (1) Combined fair value of investments of TCG BDC and Credit Fund is the sum of the fair value of investments of TCG BDC ($2.0 billion) and Credit Fund ($1.2 billion) excluding investments by TCG BDC in Credit Fund ($222.3 million). (2) Credit Fund is a Delaware limited liability company that is not consolidated with the Company. The Company and Credit Partners USA LLC each has 50% economic ownership of Credit Fund and has commitments to fund, from time to time, capital of up to $400 million each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. (3) At quarter end.

Investment Portfolio Overview – TCG BDC

Total Fair Value of Investments of TCG BDC at December 31, 2018 of $1,972 million



Fair Value of Investments[1]
($, millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$318
$419
$504
$699
$789
$913
$976
$1,053
$1,145
$1,201
$1,383
$1,423
$1,393
$1,719
$1,964
$1,968
$1,913
$1,947
$2,019
$1,972
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
First Lien
First Lien Last Out
Second Lien
Mezzanine
Structured Finance Obligations
Equity
Investment Fund

Note: At quarter end. (1) Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the Company's board of directors pursuant to the Company's valuation policy. Refer to Note 2 (Significant Accounting Policies) and Note 3 (Fair Value Measurements) to the consolidated financial statements in Part II, Item 8 of the Company's Form 10-K for details on fair value measurements.

Investment Portfolio Overview – TCG BDC and Credit Fund

Combined Fair Value of Investments of TCG BDC and Credit Fund at December 31, 2018 of $2,923 million[1]



Fair Value of Investments[1]
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$318
$419
$504
$699
$789
$913
$976
$1,053
$1,145
$1,331
$1,618
$1,761
$1,817
$2,334
$2,599
$2,780
$2,802
$2,890
$2,994
$2,923
Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
First Lien
First Lien Last Out
Second Lien
Mezzanine
Structured Finance Obligations
Equity
Investment Fund
MMCF

Note: At quarter end. Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the Company's board of directors pursuant to the Company's valuation policy. Refer to Note 2 (Significant Accounting Policies), Note 3 (Fair Value Measurements), and Note 5 (Middle Market Credit Fund, LLC) to the consolidated financial statements in Part II, Item 8 of the Company's Form 10-K for details on fair value measurements.
(1) Combined fair value of investments of TCG BDC and Credit Fund is the sum of the fair value of investments of TCG BDC ($2.0 billion) and Credit Fund ($1.2 billion) excluding investments by TCG BDC in Credit Fund ($222.3 million).

Portfolio Summary – TCG BDC and Credit Fund

As of December 31, 2018

Portfolio Characteristics

	TCG BDC	Credit Fund
Total Investments and Commitments ($mm)	$2,129	$1,265
Unfunded Commitments[1] ($mm)	$157	$91
Investments at Fair Value ($mm)	$1,972	$1,174
Yield of Debt Investments[2] (%)	9.54%	7.16%
Yield of Total Portfolio[2,3] (%)	9.94%	7.32%
Number of Investments	119	66
Number of Portfolio Companies	96	60
Floating / Fixed[4] (%)	99% / 1%	100% / 0%

Asset Mix



TCG BDC
68%
10%
9%
2%
11%
Credit Fund
97%
2%
1%
First Lien Debt
Second Lien Debt
Investment Fund (Credit Fund)
First Lien Last Out
Equity (5)

Diversification by Borrower



TCG BDC
44%
11%
22%
23%
Credit Fund
42%
29%
29%
Top 10 Investments
Remaining Investments
Next 11 - 25 Investments
Credit Fund

Industry Mix



TCG BDC
27%
11%
12%
12%
8%
6%
6%
6%
4%
4%
4%
Credit Fund
24%
16%
14%
12%
8%
6%
5%
4%
4%
4%
3%
High Tech Industries
Banking, Finance, Insurance & Real Estate
Hotel, Gaming & Leisure
Other
Healthcare & Pharmaceuticals
Software
Beverage, Food & Tobacco
Investment Fund (Credit Fund)
Business Services
Telecommunications
Transportation: Cargo
Automotive

(1) Excludes the Company's commitments to fund capital to Credit Fund. (2) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC's investment in Credit Fund. (3) Weighted average yields at cost of the total portfolio includes yield of debt investments, equity investments and TCG BDC's investment in Credit Fund. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) % of fair value of first and second lien debt. (5) Equity percentage is rounded.

Credit Quality of Investments – TCG BDC

- As of December 31, 2018, 2 borrowers remained on non-accrual status, representing 0.7% of total investments at fair value and 2.7% at amortized cost
- Approximately 98% of investments in our debt investment portfolio continue to have an Internal Risk Rating of 1 through 4 as of December 31, 2018

Portfolio Risk Ratings

(Dollar amounts in millions)	December 31, 2018		September 30, 2018		June 30, 2018	
Internal Risk Rating	Fair Value	% of Fair Value	Fair Value	% of Fair Value	Fair Value	% of Fair Value
1	$71.0	4.12%	$104.7	5.91%	$61.7	3.59%
2	1,302.9	75.52%	1,298.0	73.24%	1,297.0	75.57%
3	208.4	12.08%	224.7	12.68%	226.1	13.17%
4	105.1	6.09%	119.1	6.72%	87.8	5.12%
5	23.5	1.36%	9.4	0.53%	30.7	1.79%
6	14.3	0.83%	16.4	0.92%	13.1	0.76%
Total	$ 1,725.2	100.00%	$ 1,772.3	100.00%	$ 1,716.4	100.00%

Rating	Definition
1	**Performing – Low Risk:** Borrower is operating more than 10% ahead of the Base Case
2	**Performing – Stable Risk:** Borrower is operating within 10% of the Base Case (above or below). This is the initial rating assigned to all new borrowers
3	**Performing – Management Notice:** Borrower is operating more than 10% below the Base Case. A financial covenant default may have occurred, but there is a low risk of payment default
4	**Watch List:** Borrower is operating more than 20% below the Base Case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default
5	**Watch List – Possible Loss:** Borrower is operating more than 30% below the Base Case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible
6	**Watch List – Probable Loss:** Borrower is operating more than 40% below the Base Case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower's situation are sufficiently negative that impairment of some or all principal is probable

Financial Performance Summary – TCG BDC

(Dollar amounts in thousands, except per share data)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Investment Income Per Share	$ 0.43	$ 0.40	$ 0.45	$ 0.41	$ 0.47
Net Realized & Unrealized Appreciation (Depreciation) Per Share	0.01	(0.06)	(0.24)	(0.31)	(0.49)
Net Income Per Share	0.44	0.34	0.21	0.10	(0.02)
Dividends Paid Per Share	0.49	0.37	0.37	0.37	0.57
Impact of Share Repurchases Per Share	-	-	-	-	0.02
Net Asset Value Per Share	$ 18.12	$ 18.09	$ 17.93	$ 17.66	$ 17.09
Weighted Average Shares Outstanding for the Period (in thousands)	62,143	62,504	62,569	62,569	62,496
Shares Outstanding at End of Period (in thousands)	62,208	62,569	62,569	62,569	62,230
Total Fair Value of Investments	$ 1,967,531	$ 1,913,459	$ 1,946,792	$ 2,018,998	$ 1,972,157
Number of Portfolio Companies	90	87	89	94	96
Average Size of Investment in Portfolio Company (Notional)[1]	$ 22,237	$ 22,416	$ 22,488	$ 22,225	$ 21,602
Weighted Average all-in Yield on Investments at Amortized Cost[2]	8.86%	9.24%	9.16%	9.25%	9.54%
Weighted Average all-in Yield on Investments at Fair Value[2]	8.90%	9.31%	9.31%	9.48%	9.94%
Net Assets	$ 1,127,304	$ 1,131,857	$ 1,121,812	$ 1,104,742	$ 1,063,218
Debt	$ 833,946	$ 798,968	$ 856,259	$ 1,000,207	$ 960,678
Debt To Equity at Quarter End	0.74x	0.71x	0.76x	0.91x	0.90x

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period.
(1) For equity investments with no stated par amount, includes total funded amount. (2) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Quarterly Statements of Financial Condition – TCG BDC

(Dollar amounts in thousands, except per share data)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Assets					
Investments at Fair Value (Non-Controlled/Non-Affiliated)	$ 1,779,584	$ 1,695,287	$ 1,722,393	$ 1,781,621	$ 1,731,319
Investments at Fair Value (Non-Controlled/Affiliated)	15,431	17,106	16,394	13,973	18,543
Investments at Fair Value (Controlled/Affiliated)	172,516	201,066	208,005	223,404	222,295
Total Investments at Fair Value	1,967,531	1,913,459	1,946,792	2,018,998	1,972,157
Cash & Cash Equivalents	32,039	45,610	27,928	112,911	87,186
Receivable From Investment Sold	7,022	14,925	40,077	—	8,060
Deferred Financing Costs	3,626	3,441	3,246	4,126	3,950
Interest Receivable Non-Controlled/Non-Affiliated/Affiliated Investments	5,108	6,355	6,158	4,905	5,856
Interest & Dividend Receivable From Controlled/Affiliated Investments	5,981	6,630	6,442	6,881	7,405
Prepaid Expenses & Other Assets	76	235	525	20	129
Total Assets	**$ 2,021,383**	**$ 1,990,655**	**$ 2,031,168**	**$ 2,147,841**	**$ 2,084,743**
Liabilities					
Payable for Investment Purchased	$ 9,469	$ 16,919	$ 8,780	$ —	$ 1,870
Secured Borrowings	562,893	527,865	585,105	554,299	514,635
Notes Payable, Net of Unamortized Debt Issuance Costs	271,053	271,103	271,154	445,908	446,043
Due to Investment Adviser	69	104	134	131	236
Interest & Credit Facility Fees Payable	5,353	5,513	6,166	4,478	7,500
Dividend Payable	30,481	23,150	23,151	23,150	35,497
Base Management & Incentive Fees Payable	13,098	12,552	13,252	12,992	13,834
Administrative Service Fees Payable	95	125	113	116	94
Other Accrued Expenses & Liabilities	1,568	1,467	1,501	2,025	1,816
Total Liabilities	894,079	858,798	909,356	1,043,099	1,021,525
Net Assets	1,127,304	1,131,857	1,121,812	1,104,742	1,063,218
Total Liabilities & Net Assets	$ 2,021,383	$ 1,990,655	$ 2,031,168	$ 2,147,841	$ 2,084,743
Net Asset Value Per Share	**$ 18.12**	**$ 18.09**	**$ 17.93**	**$ 17.66**	**$ 17.09**

Please refer to the Company's Form 10-K for more information.

Quarterly Operating Results – TCG BDC

(Dollar amounts in thousands)	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Interest Income	$ 40,345	$ 39,494	$ 41,948	$ 40,676	$ 44,545
Payment-In-Kind Interest Income	279	213	216	1,478	1,332
Income From Credit Fund	6,260	6,881	6,698	7,201	7,710
Other Income	2,626	895	3,590	1,925	2,724
Total Investment Income	$ 49,510	$ 47,483	$ 52,452	$ 51,280	$ 56,311

Management Fees (Net Of Waiver, if applicable)[1]	$ 7,473	$ 7,222	$ 7,266	$ 7,543	$ 7,595
Incentive Fees[2]	5,625	5,330	5,984	5,449	6,239
Interest Expense & Credit Facility Fees	8,246	8,340	9,290	10,955	11,511
Other Expenses	1,555	1,451	1,672	1,618	1,395
Excise Tax Expense	95	10	30	30	160
Net Expenses	$ 22,994	$ 22,353	$ 24,242	$ 25,595	$ 26,900
Net Investment Income	**$ 26,516**	**$ 25,130**	**$ 28,210**	**$ 25,685**	**$ 29,411**
Net Realized and Change in Unrealized Gains & Losses	467	(4,041)	(15,104)	(19,605)	(30,571)
Net Income/Loss	**$ 26,983**	**$ 21,089**	**$ 13,106**	**$ 6,080**	**$ (1,160)**

(1) Effective October 1, 2017, the pre-IPO management fee waiver of 0.50% terminated. As a result, beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company's gross assets, excluding cash and cash equivalents. (2) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to the entire calculation of the incentive fee. In addition, on August 6, 2018, the Company's Board of Directors approved a one-third (0.50%) reduction in the 1.50% annual base management fee rate charged by the Investment Adviser on assets financed using leverage in excess of 1.0x debt to equity. Effective July 1, 2018, the reduced annual fee of 1.00% applies to the average value of the Company's gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of the Company's net asset value at the end of the two most recently completed calendar quarters.

Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the consolidated financial statements included in Part II, Item 8 of the Company's Form 10-K for additional details.

Net Asset Value Per Share Bridge – TCG BDC

Quarter Ended December 31, 2018 ($)



17.66
0.47
(0.57)
(0.49)
0.02
17.09
September 30, 2018 NAV
Net Investment Income
Total Dividend Declared ($0.37 Regular, $0.20 Special)
Net Change in Realized and Unrealized Appreciation (Depreciation)
Impact of Share Repurchases
December 31, 2018 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period.

Senior Secured Credit Facilities & Unfunded Commitments

Terms & Conditions

	TCG BDC, Inc. ("Credit Facility")[1]	TCG BDC SPV, LLC ("SPV Credit Facility")[1]	Carlyle Direct Lending CLO 2015-1R LLC Notes ("2015-1R Notes")
Size	$413.0 million committed	$400.0 million committed	$449.2 million
Tenor / Maturity Date	5 years (4 year revolving); maturity date 3/22/2023	5 years (3 years revolving); maturity date 5/23/2023	October 2031
Pricing	LIBOR + 225 bps / 37.5 bps unused fee	LIBOR + 200 bps / 50-75 bps unused fee	442bps[2]

	Middle Market Credit Fund SPV, LLC ("Credit Fund Sub Facility")[1,3]	MMCF CLO 2017-1 LLC Notes ("2017-1 Notes")[4]	MMCF Warehouse, LLC ("Credit Fund Warehouse")[5]
Size	$640.0 million committed	$311.9 million outstanding ($352 million at closing)	$150.0 million committed
Tenor / Maturity Date	6 years (3 years revolving); maturity date 5/22/2024	1/15/2028	Commitment termination date 8/26/2019; maturity date 11/26/2019
Pricing	LIBOR + 225 bps / 50-75 bps unused fee	432bps[2]	LIBOR + 105 bps

Debt on Company's Balance Sheet as of December 31, 2018



$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$964
$1,262
Leverage Utilized
Leverage Available

Unfunded Commitments – TCG BDC

	Par Value as of	
(Dollar amounts in thousands)	December 31, 2018	September 30, 2018
Unfunded Delayed Draw Commitments	$ 97,261	$ 132,485
Unfunded Revolving Term Loan Commitments	59,856	52,736
Total Unfunded Commitments	**157,117**	**185,221**

(1) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company or Credit Fund (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company or Credit Fund may incur in accordance with the terms of the facility. Middle Market Credit Fund SPV, LLC (the "Credit Fund Sub"), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund's consolidated financial statements commencing from the date of its formation. (2) Weighted average interest rate, including amortization of debt issuance costs on the 2015-1R Notes and 2017-1 Notes, respectively, for the quarter ended December 31, 2018, excluding the one-time impact of the refinancing of the 2015-1 Notes. (3) Credit Fund closed on June 24, 2016 on a revolving credit facility, the Credit Fund Facility, from which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $175mm. (4) MMCF CLO 2017-1 LLC is a wholly-owned and consolidated subsidiary of Credit Fund. (5) MMCF Warehouse, LLC is a wholly-owned and consolidated subsidiary of Credit Fund.

Liquidity and Investment Capacity – TCG BDC

- **Cash and Cash Equivalents**
  - Cash and cash equivalents totaled $87.2 million as of December 31, 2018
- **Credit Facilities - Availability**
  - Credit Facility – As of December 31, 2018, subject to leverage and borrowing base restrictions, we had approximately $122.5 million of remaining unfunded commitments and approximately $122.5 million of availability on this $413.0 million revolving credit facility
  - SPV Credit Facility – As of December 31, 2018, subject to leverage and borrowing base restrictions, we had approximately $175.9 million of remaining unfunded commitments and approximately $2.5 million of availability on this $400.0 million revolving credit facility

Common Stock and Dividend Information – TCG BDC

Common Stock (NASDAQ: CGBD – Closing Prices)

Quarter Ended	High	Low	End of Period
December 31, 2018	$16.81	$12.40	$12.40
September 30, 2018	$17.97	$16.70	$16.70
June 30, 2018	$18.34	$17.02	$17.02
March 31, 2018	$18.62	$17.03	$17.90
December 31, 2017	$20.04	$17.04	$20.04
September 30, 2017	$18.89	$18.00	$18.82
June 30, 2017 (beginning June 14, 2017)	$18.49	$18.01	$18.01

- On February 22, 2019, our Board of Directors declared a quarterly dividend of $0.37 per share, which is payable on April 17, 2019 to stockholders of record as of March 29, 2019

Historical Dividend Data



4.76%
5.52%
9.23%
6.93%
7.88%
8.75%
8.67%
9.89%
10.08%
10.12%
10.23%
9.63%
9.56%
9.15%
8.97%
9.05%
8.84%
8.92%
9.06%
9.83%
$0.18
$0.07
$0.12
$0.20
$0.19
$0.27
$0.44
$0.35
$0.37
$0.37
$0.42
$0.40
$0.40
$0.40
$0.40
$0.41
$0.41
$0.37
$0.37
$0.37
$0.37
$0.37
$0.37
$0.37
Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18
Dividend
Special Dividend
LTM Dividend Yield (1)

Note: Historical dividend data for dividends declared prior to the period shown are available on the Company's website at tcgbdc.com No dividend was declared in 2013. There can be no assurance that the Company will continue to achieve comparable results.

(1) For dividends declared prior to the IPO (June 14, 2017), dividend yield is calculated by dividing the quarterly declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and LTM dividend yield is calculated by adding the most recent four quarters' dividend yields. For dividends declared after the IPO, LTM dividend yield is calculated by dividing the declared dividends for the most recent four quarters by the ending net asset value. Q1'14-Q3'14 contain fewer than four quarters' dividend yields in the LTM dividend yield presented, which have been annualized.